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                                                                    EXHIBIT 23.2



                        INDEPENDENT AUDITORS' CONSENT





              We consent to the incorporation by reference in this Registration Statement of BJ Services Company on Form S-8 of our report dated November 22, 1994, appearing in the Annual Report on Form 10-K of BJ Services Company for the year ended September 30, 1994.





DELOITTE & TOUCHE LLP



Houston, Texas
April 13, 1995